UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: July 14, 2017

Date of Earliest Event Reported: July 13, 2017

ENVESTNET, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34835	20-1409613
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

35 East Wacker Drive, Suite 2400 Chicago, Illinois	60601
(Address of principal executive offices)	(Zip Code)

(312) 827-2800

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.             Submission of Matters to a Vote of Security Holders.

At the 2017 Annual Meeting held on July 13, 2017, the Company’s stockholders voted on (1) the election of three Class II directors nominated by the Board of Directors to serve until the 2020 Annual Meeting of Stockholders or until their successors are elected and qualified; (2) the approval, on an advisory basis, of 2016 executive compensation; (3) the approval, on an advisory basis, of whether executive compensation should be submitted to stockholders for an advisory vote every one, two or three years; (4) the ratification of the appointment of KPMG LLP as independent auditors for the fiscal year ending December 31, 2017; and (5) the approval of the 2010 Long-Term Incentive Plan as amended through the Fourth Amendment.

The table below sets forth the number of votes cast for and against for each matter voted upon by the Company’s stockholders.

PROPOSAL 1

Election of Directors to serve until the 2020 Annual Meeting of Stockholders.

NOMINEE	FOR	WITHHELD	BROKER NON-VOTES
Luis Aguilar	39,010,216	299,348	3,200,213
Ross Chapin	38,130,703	1,178,861	3,200,213
James Fox	37,731,843	1,577,721	3,200,213

PROPOSAL 2

The approval, on an advisory basis, of 2016 executive compensation.

SHARES
For:	25,176,007
Against:	14,033,833
Abstain:	99,724
Broker Non-Votes:	3,200,213

PROPOSAL 3

The approval, on an advisory basis, of whether executive compensation should be submitted to stockholders for an advisory vote every one, two or three years:

SHARES
For 1 Year:	38,446,461
For 2 Year:	34,281
For 3 Year:	713,050
Abstain:	115,772
Broker Non-Votes:	3,200,213

PROPOSAL 4

The ratification of the appointment of KPMG LLP as independent auditors for the fiscal year ending December 31, 2017.

SHARES
For:	42,325,524
Against:	69,413
Abstain:	114,840
Broker Non-Votes:	0

PROPOSAL 5

The approval of the 2010 Long-Term Incentive Plan as amended through the Fourth Amendment:

SHARES
For:	36,737,837
Against:	2,458,518
Abstain:	113,209
Broker Non-Votes:	3,200,213

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ENVESTNET, INC.

Dated: July 14, 2017

	By:	/s/ Shelly O’Brien
Shelly O’Brien
Chief Legal Officer, General Counsel and Corporate Secretary